                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                  MARCH 3, 2006

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                  1-9466                                 13-3216325
         (Commission File Number)            (IRS Employer Identification No.)

            745 SEVENTH AVENUE
            NEW YORK, NEW YORK                             10019
          (Address of principal                          (Zip Code)
            executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits

      The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-121067 as exhibits thereto and are filed as part of this Report.

4.01       Global Security representing the Registrant's Limited Principal
           Protection RAPIDS(SM) (Return Accelerated PortfolIo Debt Securities)
           Due June 3, 2007, Linked to a Basket of Five Stock Indices (filed herewith)

4.02       Calculation Agency Agreement between the Registrant and Lehman
           Brothers Inc., as calculation agent, relating to the Registrant's
           Limited Principal Protection RAPIDS(SM) (Return Accelerated PortfolIo
           Debt Securities) Due June 3, 2007, Linked to a Basket of Five Stock
           Indices (filed herewith)

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEHMAN BROTHERS HOLDINGS INC.
                                            (Registrant)

                                    By: /s/ James J. Killerlane III
                                        -----------------------------------
                                         James J. Killerlane III
                                         Vice President

Date: March 3, 2006

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                                  EXHIBIT INDEX

Exhibit No. Exhibit
----------- -------

4.01        Global Security representing the Registrant's Limited Principal
            Protection RAPIDS(SM) (Return Accelerated PortfolIo Debt Securities)
            Due June 3, 2007, Linked to a Basket of Five Stock Indices

4.02        Calculation Agency Agreement between the Registrant and Lehman
            Brothers Inc., as calculation agent, relating to the Registrant's
            Limited Principal Protection RAPIDS(SM) (Return Accelerated
            PortfolIo Debt Securities) Due June 3, 2007, Linked to a Basket of
            Five Stock Indices

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